UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2013

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items.

Klondex Mines Ltd. (the “Company”) was, until January 1, 2017, a “foreign private issuer” (as defined under Rule 3b-4 under the Exchange Act of 1934, as amended) and filed its annual and other reports on Form 40-F and Form 6-K, respectively. In light of the Company’s change in status to a domestic issuer, the Company is filing, as exhibits, the documents set forth in the Exhibit Index to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description
2.1	Stock Purchase Agreement dated December 4, 2013
10.1	Employment Agreement of Barry Dahl
10.2	Employment Agreement of Paul Huet
10.3	Employment Agreement of John Seaberg
10.4	Employment Agreement of Brian Morris
10.5	Employment Agreement of Michael Doolin
10.6	Employment Agreement of Brent Kristof
10.7	Employment Agreement of John Antwi
99.1	Technical Report for the Fire Creek Project, Lander County, Nevada
99.2	Technical Report and Pre-Feasibility Study on the True North Gold Mine, Bissett, Manitoba, Canada

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: March 15, 2017	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Stock Purchase Agreement dated December 4, 2013

10.1	Employment Agreement of Barry Dahl

10.2	Employment Agreement of Paul Huet

10.3	Employment Agreement of John Seaberg

10.4	Employment Agreement of Brian Morris

10.5	Employment Agreement of Michael Doolin

10.6	Employment Agreement of Brent Kristof

10.7	Employment Agreement of John Antwi

99.1	Technical Report for the Fire Creek Project, Lander County, Nevada

99.2	Technical Report and Pre-Feasibility Study on the True North Gold Mine, Bissett, Manitoba, Canada